UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2010
Double Eagle Petroleum Co.
(Exact name of registrant as specified in its charter)

Maryland	0-6529	830214692

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, Suite 2200, Denver, CO	80202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) - 794-8445
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 2, 2010, the Company issued a press release entitled “Double Eagle Petroleum Co. Reports Year 2009 Operating Results”. This press release is attached as Exhibit 99.1 hereto.
Also, on March 4, 2010, the Company issued a press release entitled “Double Eagle Petroleum Reports Production Growth and Strong Cash Flow For 2009”. This press release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the press release. This press release is attached as Exhibit 99.2 hereto.
In accordance with General Instruction B.2 of Form 8-K, the information in this Section 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 7.01. Regulation FD Disclosure.
To the extent required, the information included in Item 2.02 of this Form 8-K is hereby incorporated by reference into this Item 7.01.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1 – Press Release, dated March 2, 2010.
Exhibit 99.2 – Press Release, dated March 4, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPANY NAME
Date: March 5, 2010	By:	/s/ Emily Maron
		Name:	Emily Maron
		Title:	Assistant Corporate Secretary